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                                     UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                -------------------

                                        FORM 8-K

                                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)- August 14, 1998

                                POLARIS INDUSTRIES INC.

                 (Exact name of registrant as specified in its charter)

                              Commission File No. 1-11411

      MINNESOTA                                               41-1790959
      (State or other jurisdiction of                         (IRS Employer
      incorporation or organization)                       Identification No.)


     1225 Highway 169 North
     Minneapolis, Minnesota                                   55441
     (Address of principal executive offices)               (Zip Code)

                                   (612) 542-0500
                  (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On August 14, 1998, Polaris Industries Inc. (the "Company") announced that that the U.S. Court of Appeals for the Federal Circuit has upheld a Colorado District Court jury verdict on a trade secret misappropriation claim brought by Injection Research Specialties, Inc. against the Company. Additional information regarding the litigation is included in the press release filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT

      99       Press Release dated August 14, 1998

               Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: August 14, 1998   POLARIS INDUSTRIES INC.

               By /s/ Michael W. Malone
               -----------------------------
               Michael W. Malone, Vice President - Finance
               Chief Financial Officer and Secretary



               Exhibit Index
               -------------
     EXHIBIT NO.         DESCRIPTION
          99        Press Release dated August 14, 1998